                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

       Date of report (Date of earliest event reported): February 28, 2002

                             PARADYNE NETWORKS, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                            000-26485                         75-2658219
-----------------------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission File Number)               (I.R.S. Employer
     of Incorporation)                                                      Identification No.)

                             8545 126TH AVENUE NORTH
                              LARGO, FLORIDA 33773
           -----------------------------------------------------------
          (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (727) 530-2000

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         Paradyne Networks, Inc. ("Paradyne") has previously entered into that certain Agreement and Plan of Merger, dated December 27, 2001, as amended on January 4, 2002 (the "Merger Agreement"), by and among Paradyne, Phoenix Merger Sub, Inc., a wholly owned subsidiary of Paradyne ("Merger Sub"), and Elastic Networks Inc. ("Elastic"), pursuant to which, and subject to the terms and conditions contained therein, Paradyne will acquire Elastic by means of the merger of Sub with and into Elastic (the "Merger"). Pursuant to the Merger Agreement, Elastic stockholders will receive a fraction of a share of Paradyne common stock (the "Exchange Ratio") in exchange for each share of Elastic common stock they own that is outstanding at the effective time of the Merger. The Merger Agreement is incorporated herein by reference to Exhibit 2 to Paradyne's Current Report on Form 8-K filed on December 31, 2001 and Exhibit 2.1 to Elastic's Current Report on Form 8-K/A filed on January 8, 2002.

         The Exchange Ratio is to be determined based in part on the average closing price (the "Average Closing Price") of Paradyne common stock on the Nasdaq National Market for the ten trading days ending the two trading days prior to closing of the Merger, which is currently expected to be completed on March 5, 2002 after the Elastic and Paradyne stockholder meetings or as soon thereafter as possible, and based in part on the amount of Elastic's net adjusted working capital as of February 15, 2002 (the "Closing Net Adjusted Working Capital Amount").

         On February 28, 2002, Paradyne and Elastic issued a press release announcing that the Closing Net Adjusted Working Capital Amount was within $100,000 of the Targeted Net Adjusted Working Capital Amount (as defined in the Merger Agreement) of $16,820,000. As a result, the Adjustment Factor (as defined in the Merger Agreement) to be used for purposes of determining the Exchange Ratio will be 1.0. The Adjustment Factor will be multiplied by a fraction determined based on the Average Closing Price, all as set forth in more detail in the Merger Agreement. The text of the press release is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

         The material contained in this Current Report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, as applicable, particularly those statements regarding the effects of the acquisition of Elastic by Paradyne, and those preceded by, followed by or that otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," or similar expressions. For those statements, Paradyne claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements relating to expectations about future results or events are based upon information available to Paradyne as of today's date, and Paradyne does not assume any obligation to update any of these statements. The forward-looking statements are not guarantees of the future performance of Paradyne or the combined company and actual results may vary materially from the results and expectations discussed. For instance, while Paradyne and Elastic have entered into a definitive agreement, there is no assurance that the parties will complete the transaction. In the event the companies do not receive necessary stockholder or other approvals or fail to satisfy conditions to closing, the transaction will terminate. Additional risks and uncertainties related to the acquisition include, but are not limited to, conditions in the financial markets relevant to the proposed acquisition, the successful integration of Elastic into Paradyne's business, and each company's ability to compete in the highly competitive data communications equipment industry. The revenues and earnings of Paradyne and the combined company and their ability to achieve their planned business objectives will be subject to a number of factors that make estimates of future operating results uncertain. These factors include: the timing and amount of expense reduction; the uncertainty of litigation, including putative stockholder class actions; a reliance on international sales; rapid technological change that could render Paradyne's or the combined company's products obsolete; the uncertain acceptance of new telecommunications services based on DSL; substantial dependence on network service providers who may reduce or discontinue their purchase of products or services at any time; the timing and amount of, or cancellation or rescheduling of, orders of Paradyne's or the combined company's products to existing and new customers; possible inability to sustain revenue growth or profitability; dependence on only a few customers for a substantial portion of Paradyne's or the combined company's revenue; highly competitive markets; reliance on sales of access products to BB Technologies Corporation (a newly formed subsidiary of SOFTBANK CORP.), Lucent Technologies and Avaya Inc.; dependence on sole and single-source suppliers and the reliability of the raw materials supplied by them to manufacture products under customer contracts; a long and unpredictable sales cycle; the number of DSL lines actually deployed by BB Technologies Corporation and other DSL customers as compared to forecasts; Paradyne's or the combined company's ability to manufacture adequate quantities of products at forecasted costs under customer contracts; Paradyne's or the combined company's ability to manufacture products in accordance with its published specifications; and other risks identified from time to time in Paradyne's and Elastic's SEC reports and public announcements.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits

         The following exhibit is filed herewith:

         Exhibit No.                Description
         -----------                -----------
         99.1                       Joint press release of Paradyne Networks, Inc. and Elastic Networks Inc., dated
                                    February 28, 2002, announcing the Adjustment Factor to be used in determining the Exchange Ratio.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2002

                                       PARADYNE NETWORKS, INC.



                                       /s/ Patrick M. Murphy
                                       -----------------------------------------
                                       Patrick M. Murphy
                                       Senior Vice President, Chief Financial
                                       Officer, Treasurer and Secretary

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Joint press release of Paradyne Networks, Inc. and Elastic Networks Inc., dated February 28, 2002, announcing the Adjustment Factor to be used in determining the Exchange Ratio.